Exhibit 99.45

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 1999
           Series 1998-13, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                        $    682,892.89
                                                                   -------------
        (b)    Interest                                         $  5,092,250.82
                                                                   -------------
        (c)    Total                                            $  5,775,143.71
                                                                   -------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                        $    610,950.63
                                                                   -------------
        (b)    Interest                                         $  4,550,405.03
                                                                   -------------
        (c)    Total                                            $  5,161,355.66
                                                                   -------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                        $     71,942.26
                                                                   -------------
        (b)    Interest                                         $    541,845.79
                                                                   -------------
        (c)    Total                                            $    613,788.05
                                                                   -------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                        $    287,203.12
                                                                   -------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                        $  7,234,832.57
                                                                   -------------
        (b)    Interest                                         $     43,908.62
                                                                   -------------
        (c)    Total                                            $  7,278,741.19
                                                                   -------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                           $          0.00
                                                                   -------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                 $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $832,478,852.13
                                                                 ---------------

13.     Available Funds:                                        $ 12,926,844.06
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       5,037.21
                                                                  --------------

18.      Total interest payments:                              $   4,721,915.51
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls    Interest
Class      Interest                                 Payable        Pay-out Rate
-----      --------         -------------------     -------        ------------
R     $              0.00   $              0.00   $        0.00    % 0.000000000
PO    $              0.00   $              0.00   $        0.00    % 0.000000000
A1    $        258,183.80   $              0.00   $  258,183.80    % 6.749999967
A2    $        141,980.96   $              0.00   $  141,980.96    % 6.749999903
A3    $        566,908.63   $              0.00   $  566,908.63    % 6.750000038
A4    $        520,068.36   $              0.00   $  520,068.36    % 6.749999980
A5    $        123,193.13   $              0.00   $  123,193.13    % 6.750000274
A6    $        213,526.04   $              0.00   $  213,526.04    % 6.249999951
A7    $        104,166.67   $              0.00   $  104,166.67    % 6.250000200
A8    $        156,250.00   $              0.00   $  156,250.00    % 6.250000000
A9    $        169,870.95   $              0.00   $  169,870.95    % 6.249999885
A10   $        155,986.85   $              0.00   $  155,986.85    % 5.300000054
A11   $         94,180.74   $              0.00   $   94,180.74    % 3.200000045
A12   $        273,067.16   $              0.00   $  273,067.16    % 5.400000021
A13   $        156,760.77   $              0.00   $  156,760.77    %11.957142178
A14   $        308,988.44   $              0.00   $  308,988.44    % 6.750000097
A15   $        320,711.70   $              0.00   $  320,711.70    % 5.499999989
A16   $        109,332.85   $              0.00   $  109,332.85    %11.571428114
A17   $         43,733.86   $              0.00   $   43,733.86    %13.231783309
A18   $         21,866.93   $              0.00   $   21,866.93    % 9.250000975
A19   $              0.00   $              0.00   $        0.00    % 0.000000000
A20   $        177,106.63   $              0.00   $  177,106.63    % 5.800000164
A21   $         97,714.00   $              0.00   $   97,714.00    % 9.600000000
A22   $        133,180.15   $              0.00   $  133,180.15    % 5.750000054
A23   $         63,694.86   $              0.00   $   63,694.86    %10.607144552
A24   $        215,971.88   $              0.00   $  215,971.88    % 6.750000156
A25   $         60,193.13   $              0.00   $   60,193.13    % 5.800000482
A26   $         33,210.00   $              0.00   $   33,210.00    % 9.600000000
RL    $              0.00   $              0.00   $        0.00    % 0.000000000
M     $         93,456.53   $              0.00   $   93,456.53    % 6.749999977
B1    $         40,413.79   $              0.00   $   40,413.79    % 6.750000646
B2    $         22,731.00   $              0.00   $   22,731.00    % 6.749998875
B3    $         20,206.89   $              0.00   $   20,206.89    % 6.749998967
B4    $         10,102.05   $              0.00   $   10,102.05    % 6.750002781
B5    $         15,156.74   $              0.00   $   15,156.74    % 6.749999062

20.      Principal Distribution Amount:                         $  8,204,928.55
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution        Accrual Amount
                                 ----------------------        --------------
        Class R                  $                  0.00       $         0.00
        Class PO                 $              1,247.99       $         0.00
        Class A1                 $            687,064.81       $         0.00
        Class A2                 $            579,779.56       $         0.00
        Class A3                 $          1,239,495.30       $         0.00
        Class A4                 $          1,014,514.34       $         0.00
        Class A5                 $                  0.00       $         0.00
        Class A6                 $                  0.00       $         0.00
        Class A7                 $                  0.00       $         0.00
        Class A8                 $                  0.00       $         0.00
        Class A9                 $                  0.00       $         0.00
        Class A10                $                  0.00       $         0.00
        Class A11                $                  0.00       $         0.00
        Class A12                $          1,286,754.50       $         0.00
        Class A13                $            333,603.02       $         0.00
        Class A14                $            872,658.67       $         0.00
        Class A15                $          1,715,798.48       $         0.00
        Class A16                $             48,072.39       $         0.00
        Class A17                $            231,318.20       $         0.00
        Class A18                $            165,446.05       $         0.00
        Class A19                $                  0.00       $         0.00
        Class A20                $                  0.00       $         0.00
        Class A21                $                  0.00       $         0.00
        Class A22                $                  0.00       $         0.00
        Class A23                $                  0.00       $         0.00
        Class A24                $                  0.00       $         0.00
        Class A25                $                  0.00       $         0.00
        Class A26                $                  0.00       $         0.00
        Class SUP                $                  0.00       $         0.00
        Class RL                 $                  0.00       $         0.00
        Class M                  $             13,493.63       $         0.00
        Class B1                 $              5,835.11       $         0.00
        Class B2                 $              3,281.99       $         0.00
        Class B3                 $              2,917.55       $         0.00
        Class B4                 $              1,458.57       $         0.00
        Class B5                 $              2,188.39       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                               $           0.00
                                                                  --------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                               $           0.02
                                                                  --------------

24.     Subordinate Certificate Writedown Amount:              $           0.00
                                                                  --------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                                $         0.00
                                                                    ------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A10                %              5.30000005
         Class  A11                %              3.20000005
         Class  A12                %              5.40000002
         Class  A13                %             11.95714218
         Class  A15                %              5.49999999
         Class  A16                %             11.57142811
         Class  A17                %             13.23178331
         Class  A18                %              9.25000097
         Class  A20                %              5.80000016
         Class  A21                %              9.60000000
         Class  A22                %              5.75000005
         Class  A23                %             10.60714455
         Class  A25                %              5.80000048
         Class  A26                %              9.60000000

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1         X
         Class-B2         X
         Class-B3         X
         Class-B4         X
         Class-B5         X

 2.     Base Servicing Fee amount:                              $    157,251.97
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    242,710.05
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                   Category  Category  Category
                                                       A         B         C
 5.     Senior Percentage:           % 95.720656      N/A       N/A       N/A
                                      -----------    -----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A      N/A       N/A       N/A
                                      -----------    -----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A      N/A       N/A       N/A
                                      -----------    -----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000      N/A       N/A       N/A
                                      -----------    -----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A      N/A       N/A       N/A
                                      -----------    -----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A      N/A       N/A       N/A
                                      -----------    -----    ------    ------

 11.    Junior Percentage:           %  4.279344
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations